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Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Uniprop Manufactured Housing Communities Income Fund II (the "Company") on Form 10-K for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Joel Schwartz, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

     3. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

     4. The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company.




/s/ Joel Schwartz
-----------------
Principal Financial Officer
Chief Financial Officer, Uniprop, Inc.

March 18, 2005